UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2016

Date of reporting period :	October 1, 2015 — September 30, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam International Growth Fund

Annual report
9 | 30 | 16

Growth Funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
CLASS A
PINOX

Putnam
International Growth
Fund

Annual report
9 | 30 | 16

Message from the Trustees	1

Interview with your fund’s portfolio manager	4

Performance snapshot	4

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	54

About the Trustees	55

Officers	57

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors around the world have witnessed generally positive performance from financial markets in 2016. Most stock and bond indexes have added gains, benefiting from a slowly recovering global economy and contending with only intermittent bouts of volatility.

Even advancing markets, however, can pose challenges for investors, including short-term fluctuations that can be unsettling. The key, we believe, is to stay invested, maintain a diversified portfolio, and remain focused on the long term. Also, seeking the counsel of a professional financial advisor, who can help keep your portfolio aligned with your goals, risk tolerance, and time horizon, may prove to be beneficial.

In any market environment, we favor active strategies based on fundamental research, such as the investment approach practiced at Putnam. Backed by a network of global analysts, Putnam portfolio managers bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended September 30, 2016, as well as an outlook for the coming months.

Putnam International Growth Fund

Targeting the world of growth potential outside the United States

Since 1995, Putnam International Growth Fund has invested in stocks of companies outside the United States that have growth potential. Backed by a team of skilled analysts, Portfolio Manager Jeff Sacknowitz targets companies of all sizes in both developed and emerging markets.

A diverse range of markets

The fund can invest across a diverse range of markets, including the developed markets of Europe, Canada, Japan, Australia, and the United States, as well as the developing markets of Latin America, Asia, Eastern Europe, and Africa.

Putnam International Growth Fund invested in 30 countries outside the United States as of September 30, 2016.

Illustration sources: MSCI EAFE Index, MSCI Emerging Markets Index.

Capital investment may drive future growth in international markets

Capital investment — spending by businesses to purchase land and fixed assets such as machinery and buildings — is one of the keys for sustaining long-term economic growth. Many regions of the world — particularly emerging and developing Asian countries — are benefiting from a higher ratio of investment to gross domestic product (GDP) than is the United States.

Capital investment as a percentage of GDP across regions

European Union
Latin America and the Caribbean
Emerging and developing Asia
United States
40%
30
20
10
0
2014
2015
2016*

* *Estimated*
Source: International Monetary Fund, World Economic Outlook Database, October 2016.

"We have an intensive process for screening international markets for companies that exhibit robust growth characteristics while also offering attractive valuations."

Jeffrey B. Sacknowitz, CFA
Portfolio Manager
Putnam International Growth Fund

2 International Growth Fund
International Growth Fund 3

Interview with
your fund’s
portfolio manager

For the 12-month period ended September 30, 2016, Putnam International Growth Fund underperformed its benchmark, the MSCI EAFE Growth Index [ND]. What led to this result?

In the fund, we focus on trying to find inexpensive international stocks of companies that we think have a promising growth trajectory. Taken as an asset class, this group of growth stocks — by which we mean stocks with the highest forecasted earnings growth potential — substantially underperformed other areas of the market during the period.

This is not to say that investors shied away from stocks. Over the course of the 12-month reporting period, investors, in our view, were attracted to stocks that appeared to have a stable dividend yield. In addition, investors appeared to be drawn to some of the riskiest areas of the global markets, including emerging-market stocks. Consequently, “bond proxy” stocks — or stocks that attract investors seeking dividend income — and emerging-market stocks outperformed high-growth-oriented areas of the international markets that we focus on in the fund.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Recent performance may have benefited from one or more legal settlements.

4 International Growth Fund

In addition to this general market trend, our stock selection produced disappointing results. In some cases, we retained a high conviction in stocks that otherwise disappointed during the period; in other cases, we trimmed or sold stocks that delivered sub-par results.

Have these trends prompted you to reconsider where you will seek growth opportunities?

Over the long term, we continue to believe inexpensively valued stocks that exhibit the potential for superior growth may deliver the greatest returns to investors. However, given sustained worries about the pace of global economic recovery, within our strong growth-centric bias in the portfolio we have also increased our emphasis on the stability of growth, with the intention that the forward growth of the stocks in the portfolio should be somewhat less sensitive to changes in global macroeconomic growth or changes in interest rates.

What were some of the key factors that drove investors toward dividend-paying stocks and emerging markets during the period?

Historically low interest rates — and even negative interest-rate policies in Europe and Japan — helped fuel investors’ interest in these areas of the market for much of the period, but particularly after markets hit a period low in early to mid-February 2016.

In the closing months of the period, this trend showed some signs of change, as certain central banks appeared to suggest that the era of low interest rates and unlimited central bank support for markets could be coming to an end. The U.S. Federal Reserve, for example, indicated that it was considering implementing an interest-rate hike — its first in a year and only its second in roughly 10 years — in December 2016. In addition, the European Central Bank [ECB] made comments in September 2016 that raised questions as to whether it would extend its economic stimulus program, which is set to expire in March 2017. Lastly, the Bank of Japan [BoJ] — contrary to market expectations — did not announce additional bond market stimulus measures in September 2016 as a result of what it called its “comprehensive

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

International Growth Fund 5

assessment” of the Japanese economy. Thus, against the backdrop of potentially higher rates, investors’ interest in dividend-paying stocks, for example, may have begun to wane.

What are your thoughts on the BoJ’s “comprehensive assessment” of the Japanese economy, which the BoJ concluded in September 2016?

We maintain relatively low expectations for Japan’s long-term economic outlook, and in the near term, we think that even if economic data have moderately improved — which the BoJ concluded has happened — that still does not mean the BoJ or the Japanese government has solved Japan’s economic problems.

In our view, Japan’s economic difficulties, including its high debt levels and continued issues with deflation, will not be solved by monetary policy alone. The key reason for that, we believe, is that Japan suffers from an insufficient level of aggregate consumer demand. Having a healthy level of demand in an economy is a structural issue. Monetary policy, in our view, acts more like a lubricant to help ensure the structure moves as it should.

We think Japan’s monetary policy, including its establishment of negative interest rates, encourages a misallocation of capital by Japanese companies. Companies are borrowing money at low rates and using it to buy assets overseas at what we consider to be inflated prices. In addition, Japan’s monetary policy appears to be damaging the nation’s banking system by undermining the profit opportunity that a normal yield curve would provide.

Allocations are shown as a percentage of the fund’s net assets as of 9/30/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

6 International Growth Fund

Turning to the United Kingdom, how do you see Brexit — the U.K. vote to leave the European Union — as helping or harming the U.K. economy and markets?

The United Kingdom has a sizable current account deficit — i.e., the value of its imports exceeds the value of its exports. This threatens to run higher in the wake of Brexit because so many corporate interests have put their U.K.-related investment plans on hold. Japanese automaker Nissan, for example, had planned — pre-Brexit — to invest a sizable amount of capital in one of its U.K. car-manufacturing facilities, which primarily sells cars in the European market. After Brexit, Nissan announced it would put this plan on hold until the future rules of trade between the United Kingdom and the European Union become clearer. That process could literally take years to work out. With a range of companies putting investment decisions on hold, overall capital investment in the United Kingdom will likely decline significantly over the medium term.

In addition to weak fixed-asset investment, international investor wealth flowing into U.K. property markets has likely slowed, and may continue to slow from its pre-Brexit high point. One of the ways the market

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 9/30/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

International Growth Fund 7

compensates for these weak investment and portfolio flows is to adjust the value of the currency. Not surprisingly, the pound weakened substantially versus other currencies in the months after Brexit and through period-end, which may help to offset a bit of the negative current account difficulties.

Which holdings detracted most from the fund’s relative performance result?

We were very positive about the prospects of the Irish banking sector at the start of the period, but we were ultimately disappointed in holding the shares of Permanent TSB Group, an Irish bank. Loan demand in Ireland was growing, and the commercial property market was showing signs of a strong rebound, both of which were important factors driving our outlook for the stock.

In the wake of the financial crisis of 2007–2008, Irish banks — like many banks around the world — took major hits to their balance sheets and had to write down bad loans. With Ireland’s property market appearing to be roaring back — particularly pre-Brexit — the losses on many of those written-down loans will be much less than originally feared, creating the possibility that the banks would be able to boost their balance sheets with substantial capital write-backs. We had believed, erroneously, that the process would begin toward the end of 2015. Unfortunately, the banks, including Permanent TSB, proved to be much more conservative in their approach to boosting balance-sheet health. In addition, the Irish government has been more involved than we anticipated in keeping lending rates low for consumers, thus eroding some of the profit we expected the banks to make. We trimmed the position during the period.

Another position that was more directly affected by Brexit was the stock of Foxtons,

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new classification methodology put into effect on 9/1/16.

8 International Growth Fund

a U.K.-based real estate broker. Among other things, Brexit caused a significant amount of speculation over the future of the residential and commercial U.K. housing markets, particularly in London. Despite the greater uncertainty for U.K. property markets post-Brexit, we maintained this stock in the portfolio for what we considered its attractive valuation and good dividend yield support backed by a healthy balance sheet.

Another major detractor from relative results was the stock of U.K. retailer SportsDirect. The company had what we considered a healthy sporting goods franchise. However, the company’s decision to expand into the European market has been disastrous for the company; at the same time, sales growth in its stores in the United Kingdom began to slow. We sold the stock by period-end.

What were some stocks that stood out for their positive contribution to fund performance?

The top contributor to relative results was the stock of Tencent, China’s leading electronic messaging and gaming platform. We have held this stock for some time in the portfolio and have been pleased with the way it has realized its growth potential. On top of its messaging platform, the company has added social networking and e-commerce features to its capabilities and, in this way, we believe it has positioned itself well to become the de facto starting point for most Chinese consumers’ online experience. We maintained a position in the stock at period-end.

U.K.-based Compass Group, a multi-national food service provider for corporations, universities, and other large institutions, was also a top contributor to relative performance. This company has consistently grown its earnings at double-digit rates, outgrowing virtually all of its peers, and this was reflected in its share price during the period. We maintained a position in the stock at period-end.

Ashtead Group, a U.K.-based construction and machinery rental company, was also a top contributor. Ashtead’s primary source of revenue — as well as its management team’s plans for future capital expenditures — is in the U.S. market, which insulated the company from relative weakness in the United Kingdom. Our analysts realized that the consensus negative view of Ashtead was based in part on a competitor’s poorly positioned business. Ashtead exceeded the market’s expectations during the period, and the stock performed accordingly. We maintained this position at period-end.

What was the impact of derivatives on the fund’s relative performance?

During the period, forward currency contracts stood out for their positive impact on the fund’s relative performance. These contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, can be used to gain or hedge exposures to foreign currencies. During the period, strength in currencies such as the Mexican peso, Swiss franc, and Australian dollar, in particular, had a positive impact on the fund’s relative performance.

What is your outlook for international growth stocks in the months ahead?

One concern we have is that global growth has been slowing. We have seen this in key economies, including the United States, China, Europe, and Japan. On the flip side, we believe the emerging markets have been doing somewhat better than they were in the recent past. We think that if growth recovers in countries such as the United States and China, this may help drive global demand — and thus continue to fuel better growth from both developing and developed world markets.

At the same time, we see the potential for monetary policy tightening in the months ahead, beginning with the U.S. Fed’s potential December 2016 interest-rate increase. The

International Growth Fund 9

key offset to tightening policy and slower growth is a looser fiscal stance, which we see as a real possibility in both the United States and Europe, particularly in the arena of expanding infrastructure investment.

In light of these observations, we will seek to structure the portfolio so that it may perform well regardless of the interest-rate backdrop, while continuing to search out inexpensive opportunities that we believe have high growth potential.

Thank you, Jeff, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Jeffrey B. Sacknowitz has an M.A. in Political Economy and International Relations from Princeton University, an M.A. in International Relations and Japanese Politics from the University of Tokyo, and a B.A. from Colgate University. He joined Putnam in 1999 and has been in the investment industry since 1993.

IN THE NEWS

In its October World Economic Outlook, the International Monetary Fund (IMF) projected that global growth will decelerate to 3.1% in 2016 before bouncing back to 3.4% next year. The Washington-based IMF shaved 0.1% off its 2016 and 2017 forecasts relative to its April Outlook, citing “weaker-than-expected” growth in the United States in the first half of 2016 and downside risk associated with Brexit, the United Kingdom’s decision to depart the European Union, as factors affecting this subdued outlook. Although the initial market reaction to Brexit was “contained,” the U.K. referendum is eventually “expected to have negative macroeconomic consequences, especially in the United Kingdom,” the report states. The IMF slashed its 2016 growth rate for advanced economies to 1.6%. Emerging markets and developing economies, meanwhile, will “strengthen slightly” this year to 4.2% after five straight years of declines, as projected by the IMF. While the IMF’s outlook for these developing economies is “uneven,” they account for more than 75% of projected world growth in 2016, according to the IMF, benefiting from low interest rates in advanced economies, stabilizing commodity prices, and diminishing concerns about China’s short-term economic prospects.

10 International Growth Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(1/3/95)		(7/21/95)		(2/1/99)		(7/21/95)		(12/1/03)	(10/4/05)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	5.99%	5.70%	5.71%	5.71%	5.20%	5.20%	5.47%	5.30%	5.73%	6.13%

10 years	32.06	24.47	24.31	24.31	22.39	22.39	25.56	21.17	28.80	35.43
Annual average	2.82	2.21	2.20	2.20	2.04	2.04	2.30	1.94	2.56	3.08

5 years	47.95	39.45	42.54	40.54	42.45	42.45	44.32	39.27	46.12	49.83
Annual average	8.15	6.88	7.35	7.04	7.33	7.33	7.61	6.85	7.88	8.42

3 years	3.23	–2.70	0.91	–2.09	0.89	0.89	1.70	–1.86	2.44	4.01
Annual average	1.07	–0.91	0.30	–0.70	0.29	0.29	0.56	–0.62	0.81	1.32

1 year	3.40	–2.54	2.65	–2.35	2.65	1.65	2.91	–0.69	3.13	3.65

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

International Growth Fund 11

Comparative index returns For periods ended 9/30/16

		Lipper International
	MSCI EAFE Growth	Multi-Cap Growth Funds
	Index (ND)	category average*

Annual average (life of fund)	4.22%	5.74%

10 years	36.21	28.09
Annual average	3.14	2.38

5 years	51.94	48.20
Annual average	8.73	8.07

3 years	7.35	5.21
Annual average	2.39	1.64

1 year	9.47	8.30

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/16, there were 442, 383, 335, 201, and 31 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $12,431 and $12,239, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $12,117. A $10,000 investment in the fund’s class R and Y shares would have been valued at $12,880 and $13,543, respectively.

12 International Growth Fund

Fund price and distribution information For the 12-month period ended 9/30/16

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

9/30/15	$17.93	$19.02	$16.23	$16.62	$16.82	$17.43	$17.60	$18.07

9/30/16	18.54	19.67	16.66	17.06	17.31	17.94	18.15	18.73

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended
9/30/15*	1.54%	2.29%	2.29%	2.04%	1.79%	1.29%

Annualized expense ratio for
the six-month period ended
9/30/16†‡	1.48%	2.23%	2.23%	1.98%	1.73%	1.23%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes a decrease of 0.07% from annualizing the performance fee adjustment for the six months ended 9/30/16.

International Growth Fund 13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/16 to 9/30/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.59	$11.41	$11.41	$10.14	$8.86	$6.31

Ending value (after expenses)	$1,051.00	$1,047.10	$1,046.60	$1,048.50	$1,049.70	$1,052.20

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/16, use the following calculation method. To find the value of your investment on 4/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$7.47	$11.23	$11.23	$9.97	$8.72	$6.21

Ending value (after expenses)	$1,017.60	$1,013.85	$1,013.85	$1,015.10	$1,016.35	$1,018.85

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 International Growth Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Growth Index (ND) is an unmanaged index that measures the performance in 20 countries within Europe, Australasia and the Far East with a greater-than-average growth orientation. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

International Growth Fund 15

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2016, Putnam employees had approximately $500,000,000 and the Trustees had approximately $133,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16 International Growth Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

International Growth Fund 17

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2016. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by

18 International Growth Fund

competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have

International Growth Fund 19

fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative. Putnam Management has agreed to maintain these expense limitations until at least January 30, 2018 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the fourth quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fifth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined

20 International Growth Fund

benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered

International Growth Fund 21

that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper International Multi-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2015, there were 413, 374 and 338 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22 International Growth Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

International Growth Fund 23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Investment Funds and Shareholders
of Putnam International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam International Growth Fund (the “fund”) at September 30, 2016, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at September 30, 2016 by correspondence with the custodian, brokers, transfer agent, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 7, 2016

24 International Growth Fund

The fund’s portfolio 9/30/16

COMMON STOCKS (98.4%)*	Shares	Value

Aerospace and defense (2.0%)
Airbus Group SE (France)	49,371	$2,986,014

Thales SA (France)	29,196	2,689,051

		5,675,065
Airlines (0.3%)
Air Canada (Canada) †	107,900	871,786

		871,786
Auto components (2.5%)
Johnson Controls International PLC	50,901	2,368,424

Leoni AG (Germany)	21,924	798,450

Toyo Tire & Rubber Co., Ltd. (Japan)	98,400	1,387,644

Valeo SA (France)	27,817	1,622,720

Xinyi Glass Holdings, Ltd. (Hong Kong)	778,000	709,668

		6,886,906
Automobiles (1.1%)
Fiat Chrysler Automobiles NV (Italy)	257,227	1,632,600

Nissan Motor Co., Ltd. (Japan)	140,300	1,373,900

		3,006,500
Banks (4.7%)
Australia & New Zealand Banking Group, Ltd. (Australia)	122,771	2,606,864

Banco Macro SA ADR (Argentina)	1,333	104,307

Credicorp, Ltd. (Peru)	10,100	1,537,422

Grupo Financiero Banorte SAB de CV (Mexico)	218,834	1,148,809

ING Groep NV GDR (Netherlands)	115,091	1,420,869

Metro Bank PLC (United Kingdom) † S	43,622	1,561,087

Permanent TSB Group Holdings PLC (Ireland) †	428,747	989,755

Societe Generale SA (France)	46,842	1,619,641

State Bank of India (India)	571,677	2,171,788

		13,160,542
Beverages (3.6%)
Anheuser-Busch InBev SA/NV (Belgium)	63,653	8,337,431

Heineken NV (Netherlands)	18,661	1,641,599

		9,979,030
Biotechnology (2.4%)
Grifols SA ADR (Spain)	162,530	2,595,604

Shire PLC (United Kingdom)	62,050	4,019,695

		6,615,299
Capital markets (0.9%)
Euronext NV 144A (France)	31,229	1,332,555

KKR & Co. LP	79,800	1,137,948

		2,470,503
Chemicals (3.2%)
Akzo Nobel NV (Netherlands)	54,442	3,687,179

Albemarle Corp.	20,900	1,786,741

Dow Chemical Co. (The)	32,200	1,668,926

Monsanto Co.	16,400	1,676,080

Sociedad Quimica y Minera de Chile SA ADR (Chile)	10,813	290,870

		9,109,796
Commercial services and supplies (0.3%)
HomeServe PLC (United Kingdom)	102,122	762,425

		762,425

International Growth Fund 25

COMMON STOCKS (98.4%)* cont.	Shares	Value

Communications equipment (1.1%)
Nokia OYJ (Finland)	521,418	$3,015,947

		3,015,947
Construction and engineering (3.0%)
Concord New Energy Group, Ltd. (China)	18,300,000	961,066

Kumagai Gumi Co., Ltd. (Japan)	1,137,000	2,939,187

Kyudenko Corp. (Japan)	70,000	2,563,131

Surya Semesta Internusa Tbk PT (Indonesia)	21,980,700	937,838

Sweco AB Class B (Sweden)	51,628	1,063,999

		8,465,221
Construction materials (0.6%)
LafargeHolcim, Ltd. (Switzerland)	30,974	1,673,839

		1,673,839
Diversified financial services (1.4%)
Challenger, Ltd. (Australia)	491,985	3,839,359

		3,839,359
Diversified telecommunication services (5.0%)
Cellnex Telecom, SA 144A (Spain)	131,986	2,387,089

Com Hem Holding AB (Sweden)	292,783	2,706,403

Nippon Telegraph & Telephone Corp. (Japan)	115,300	5,265,796

SFR Group SA (France)	71,026	2,091,218

Telecom Italia SpA RSP (Italy)	2,450,838	1,662,901

		14,113,407
Electronic equipment, instruments, and components (1.4%)
Murata Manufacturing Co., Ltd. (Japan)	29,900	3,899,977

		3,899,977
Equity real estate investment trusts (REITs) (2.6%)
Emlak Konut Gayrimenkul Yatirim Ortakligi AS (Turkey)	845,305	856,290

Hibernia REIT PLC (Ireland)	2,105,757	3,240,736

Japan Hotel REIT Investment Corp (Japan)	3,616	2,872,325

Viva Energy REIT (Australia) †	157,725	289,716

		7,259,067
Food and staples retail (3.0%)
AIN Holdings, Inc. (Japan)	32,100	2,185,919

Koninklijke Ahold Delhaize NV (Netherlands)	73,115	1,666,493

Wal-Mart de Mexico SAB de CV (Mexico)	766,900	1,678,975

X5 Retail Group NV GDR (Russia) †	96,531	2,796,503

		8,327,890
Food products (5.5%)
Adecoagro SA (Argentina) †	124,500	1,420,545

Associated British Foods PLC (United Kingdom)	97,902	3,299,286

Kerry Group PLC Class A (Ireland)	41,064	3,420,943

Nomad Foods, Ltd. (United Kingdom) †	176,717	2,088,795

Orkla ASA (Norway)	276,039	2,852,028

S Foods, Inc. (Japan)	42,200	1,102,618

Salmar ASA (Norway)	39,119	1,193,935

		15,378,150
Health-care equipment and supplies (0.8%)
Sartorius AG (Preference) (Germany)	26,308	2,189,292

		2,189,292
Health-care technology (1.1%)
CompuGroup Medical SE (Germany)	69,051	3,183,019

		3,183,019

26 International Growth Fund

COMMON STOCKS (98.4%)* cont.	Shares	Value

Hotels, restaurants, and leisure (4.4%)
Compass Group PLC (United Kingdom)	315,996	$6,123,191

Cox & Kings, Ltd. (India) †	571,974	1,905,480

Dalata Hotel Group PLC (Ireland) †	688,251	3,169,900

Wynn Macau, Ltd. (China)	674,800	1,127,498

		12,326,069
Household durables (1.3%)
Basso Industry Corp. (Taiwan)	652,000	2,080,105

Techtronic Industries Co., Ltd. (Hong Kong)	387,000	1,517,682

		3,597,787
Household products (1.0%)
Henkel AG & Co. KGaA (Preference) (Germany)	20,567	2,795,575

		2,795,575
Industrial conglomerates (0.9%)
Siemens AG (Germany)	20,674	2,419,954

		2,419,954
Insurance (3.5%)
Admiral Group PLC (United Kingdom)	53,862	1,430,472

AIA Group, Ltd. (Hong Kong)	778,600	5,216,706

Anicom Holdings, Inc. (Japan)	69,100	1,696,397

Prudential PLC (United Kingdom)	84,393	1,494,759

		9,838,334
Internet and direct marketing retail (1.7%)
Amazon.com, Inc. †	2,800	2,344,468

B2W Cia Digital (Brazil) †	246,000	1,206,494

Delivery Hero Holding GmbH (acquired 6/12/15, cost $1,255,426)
(Private) (Germany) † ∆∆ F	163	1,127,825

FabFurnish GmbH (acquired 8/2/13, cost $7) (Private) (Brazil) † ∆∆ F	10	8

Global Fashion Group SA (acquired 8/2/13, cost $351,064) (Private)
(Brazil) † ∆∆ F	8,287	59,955

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $7) (Private)
(Brazil) † ∆∆ F	5	4

New Middle East Other Assets GmbH (acquired 8/2/13, cost $3)
(Private) (Brazil) † ∆∆ F	2	2

		4,738,756
Internet software and services (4.7%)
Alibaba Group Holding, Ltd. ADR (China) † S	31,239	3,304,774

Criteo SA ADR (France) † S	46,900	1,646,659

Facebook, Inc. Class A †	12,600	1,616,202

Instructure, Inc. †	46,700	1,184,779

SMS Co., Ltd. (Japan)	39,500	1,054,187

Tencent Holdings, Ltd. (China)	157,600	4,366,809

		13,173,410
Life sciences tools and services (0.9%)
Clinigen Group PLC (United Kingdom)	286,546	2,662,984

		2,662,984
Machinery (1.6%)
KION Group AG (Germany)	22,369	1,447,887

Komatsu, Ltd. (Japan)	37,800	866,151

NSK, Ltd. (Japan)	208,300	2,137,569

		4,451,607

International Growth Fund 27

COMMON STOCKS (98.4%)* cont.	Shares	Value

Media (4.2%)
Global Mediacom Tbk PT (Indonesia)	23,508,800	$1,607,821

ITV PLC (United Kingdom)	852,204	2,067,781

Nippon Television Holdings, Inc. (Japan) UR	134,000	2,267,987

Stroeer SE & Co. KGaA (Germany) S	36,555	1,588,357

WPP PLC (United Kingdom)	184,608	4,340,531

		11,872,477
Metals and mining (0.9%)
JFE Holdings, Inc. (Japan)	111,500	1,625,741

Northern Star Resources, Ltd. (Australia)	294,058	1,024,209

		2,649,950
Multi-utilities (1.1%)
Veolia Environnement SA (France)	128,940	2,969,316

		2,969,316
Multiline retail (0.5%)
Matahari Department Store Tbk PT (Indonesia)	918,200	1,303,423

		1,303,423
Oil, gas, and consumable fuels (2.4%)
Cenovus Energy, Inc. (Canada)	131,500	1,889,655

Cheniere Energy, Inc. †	39,300	1,713,480

EOG Resources, Inc.	15,900	1,537,689

Royal Dutch Shell PLC Class A (United Kingdom)	59,414	1,473,960

		6,614,784
Personal products (1.8%)
Amorepacific Group (South Korea)	7,292	1,096,457

Coty, Inc. Class A	77,300	1,816,550

Unilever NV ADR (Netherlands)	49,480	2,283,085

		5,196,092
Pharmaceuticals (7.3%)
Allergan PLC †	15,200	3,500,712

Astellas Pharma, Inc. (Japan)	199,700	3,118,698

AstraZeneca PLC (United Kingdom)	32,221	2,089,832

Aurobindo Pharma, Ltd. (India)	165,202	2,129,155

Novartis AG (Switzerland)	84,700	6,660,916

Roche Holding AG (Switzerland)	6,645	1,648,425

Shionogi & Co., Ltd. (Japan)	23,400	1,196,070

		20,343,808
Real estate management and development (2.4%)
Foxtons Group PLC (United Kingdom)	656,452	852,987

Kennedy-Wilson Holdings, Inc.	108,205	2,440,023

Mitsui Fudosan Co., Ltd. (Japan)	104,000	2,214,442

Relo Group, Inc. (Japan)	6,800	1,124,560

		6,632,012
Road and rail (0.6%)
ComfortDelgro Corp., Ltd. (Singapore)	804,300	1,665,997

		1,665,997
Semiconductors and semiconductor equipment (3.4%)
Infineon Technologies AG (Germany)	76,737	1,368,895

NXP Semiconductor NV †	10,200	1,040,502

Semiconductor Manufacturing International Corp. (China) †	8,429,000	945,091

SK Hynix, Inc. (South Korea)	77,097	2,821,622

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	558,000	3,272,534

		9,448,644

28 International Growth Fund

COMMON STOCKS (98.4%)* cont.	Shares	Value

Software (2.1%)
Mobileye NV (Israel) † S	43,900	$1,868,823

Nintendo Co., Ltd. (Japan)	4,500	1,190,728

RIB Software AG (Germany) S	117,218	1,443,177

ServiceNow, Inc. †	19,100	1,511,765

		6,014,493
Thrifts and mortgage finance (0.8%)
Housing Development Finance Corp., Ltd. (HDFC) (India)	102,745	2,157,362

		2,157,362
Tobacco (1.1%)
Japan Tobacco, Inc. (Japan)	78,300	3,198,951

		3,198,951
Trading companies and distributors (2.0%)
Ashtead Group PLC (United Kingdom)	192,462	3,170,630

Bunzl PLC (United Kingdom)	45,909	1,356,712

Rexel SA (France)	73,627	1,128,562

		5,655,904
Water utilities (0.4%)
China Water Affairs Group, Ltd. (China)	1,842,000	1,189,193

		1,189,193
Wireless telecommunication services (0.9%)
Safaricom, Ltd. (Kenya)	5,283,300	1,037,884

Vodafone Group PLC (United Kingdom)	546,807	1,571,640

		2,609,524

Total common stocks (cost $258,553,066)		$275,409,426

WARRANTS (0.6%)* †	Expiration	Strike
	date	price	Warrants	Value

Wuliangye Yibin Co., Ltd. 144A (China)	4/17/17	$0.00	342,000	$1,710,513

Total warrants (cost $1,436,997)				$1,710,513

SHORT-TERM INVESTMENTS (4.5%)*	Principal amount/shares		Value

Putnam Cash Collateral Pool, LLC 0.67% [d]	Shares	10,314,996	$10,314,996

Putnam Short Term Investment Fund 0.51% L	Shares	1,910,507	1,910,507

State Street Institutional Liquid Reserves Fund Trust
Class 0.34% P	Shares	230,000	230,000

U.S. Treasury Bills 0.285%, 10/13/16		$230,000	229,989

Total short-term investments (cost $12,685,482)			$12,685,492

TOTAL INVESTMENTS

Total investments (cost $272,675,545)			$289,805,431

International Growth Fund 29

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
GDR	Global Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2015 through September 30, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $279,886,365.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $1,187,794, or 0.4% of net assets.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

UR At the reporting period end, 5,200 shares owned by the fund were not formally entered on the company’s shareholder register, due to local restrictions on foreign ownership. While the fund has full title to these unregistered shares, these shares do not carry voting rights.

At the close of the reporting period, the fund maintained liquid assets totaling $38,839 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

30 International Growth Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

Japan	16.2%	South Korea	1.4%

United Kingdom	14.5	Indonesia	1.4

United States	10.6	Sweden	1.4

Germany	6.6	Italy	1.2

France	6.5	Finland	1.1

China	4.9	Mexico	1.0

Ireland	3.9	Russia	1.0

Netherlands	3.8	Canada	1.0

Switzerland	3.6	Israel	0.7

India	3.0	Singapore	0.6

Belgium	3.0	Peru	0.6

Australia	2.8	Argentina	0.5

Hong Kong	2.7	Brazil	0.5

Taiwan	1.9	Other	0.4

Spain	1.8	Total	100.0%

Norway	1.4

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $95,577,476)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/19/16	$2,291,921	$2,302,651	$(10,730)

	British Pound	Sell	12/21/16	1,101,560	1,134,094	32,534

	Canadian Dollar	Buy	10/19/16	3,735,754	3,776,396	(40,642)

	Canadian Dollar	Sell	10/19/16	3,735,754	3,741,223	5,469

Barclays Bank PLC
	British Pound	Sell	12/21/16	334,038	341,622	7,584

	Hong Kong Dollar	Buy	11/16/16	580,223	580,186	37

	Japanese Yen	Sell	11/16/16	1,621,526	1,612,056	(9,470)

	Swiss Franc	Buy	12/21/16	1,563,773	1,543,471	20,302

Citibank, N.A.
	Australian Dollar	Buy	10/19/16	109,872	125,578	(15,706)

	British Pound	Buy	12/21/16	3,312,080	3,386,542	(74,462)

	Canadian Dollar	Sell	10/19/16	2,041,114	2,045,626	4,512

	Danish Krone	Buy	12/21/16	2,941,850	2,914,697	27,153

	Euro	Sell	12/21/16	3,132,279	3,116,176	(16,103)

	Japanese Yen	Buy	11/16/16	3,196,182	3,174,242	21,940

	Mexican Peso	Sell	10/19/16	4,062,158	4,248,200	186,042

Credit Suisse International
	Canadian Dollar	Buy	10/19/16	1,996,976	1,982,995	13,981

	Canadian Dollar	Sell	10/19/16	1,996,976	2,024,311	27,335

	New Zealand Dollar	Buy	10/19/16	514,993	503,868	11,125

International Growth Fund 31

FORWARD CURRENCY CONTRACTS at 9/30/16 (aggregate face value $95,577,476) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Goldman Sachs International
	Australian Dollar	Buy	10/19/16	$2,459,483	$2,388,084	$71,399

	Chinese Yuan	Sell	11/16/16	13,162,970	13,210,404	47,434

	Euro	Sell	12/21/16	416,127	413,003	(3,124)

HSBC Bank USA, National Association
	British Pound	Sell	12/21/16	488,140	493,537	5,397

	Canadian Dollar	Buy	10/19/16	1,289,923	1,307,545	(17,622)

	Canadian Dollar	Sell	10/19/16	1,289,923	1,280,536	(9,387)

	JPMorgan Chase Bank N.A.
	British Pound	Sell	12/21/16	1,782,099	1,796,762	14,663

	Canadian Dollar	Buy	10/19/16	357,681	355,101	2,580

	Canadian Dollar	Sell	10/19/16	357,681	362,627	4,946

	Japanese Yen	Buy	11/16/16	1,225,218	1,218,040	7,178

	Norwegian Krone	Sell	12/21/16	611,744	584,788	(26,956)

	Singapore Dollar	Buy	11/16/16	547,768	541,470	6,298

	South Korean Won	Sell	11/16/16	4,305,769	4,249,975	(55,794)

	Swedish Krona	Buy	12/21/16	274,902	274,690	212

	Swiss Franc	Buy	12/21/16	6,650,484	6,590,388	60,096

	State Street Bank and Trust Co.
	Euro	Sell	12/21/16	1,315,235	1,305,325	(9,910)

	Israeli Shekel	Sell	10/19/16	228,810	222,173	(6,637)

	Japanese Yen	Buy	11/16/16	3,889,392	3,902,048	(12,656)

	Swedish Krona	Buy	12/21/16	67,971	67,943	28

	Swiss Franc	Buy	12/21/16	7,950,319	7,852,340	97,979

	UBS AG
	Australian Dollar	Buy	10/19/16	1,258,931	1,244,251	14,680

	Australian Dollar	Sell	10/19/16	1,258,931	1,256,491	(2,440)

	Euro	Sell	12/21/16	2,036,776	2,027,557	(9,219)

	Swiss Franc	Buy	12/21/16	1,945,512	1,920,856	24,656

	WestPac Banking Corp.
	Canadian Dollar	Buy	10/19/16	1,075,254	1,067,653	7,601

	Canadian Dollar	Sell	10/19/16	1,075,254	1,089,955	14,701

	Total					$417,004

32 International Growth Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$27,262,916	$15,281,208	$1,187,794

Consumer staples	37,291,743	7,583,945	—

Energy	6,614,784	—	—

Financials	13,777,624	17,688,476	—

Health care	28,550,479	6,443,923	—

Industrials	17,897,020	12,070,939	—

Information technology	18,001,523	17,550,948	—

Materials	10,783,635	2,649,950	—

Real estate	7,679,752	6,211,327	—

Telecommunication services	11,457,135	5,265,796	—

Utilities	2,969,316	1,189,193	—

Total common stocks	182,285,927	91,935,705	1,187,794

Warrants	—	1,710,513	—

Short-term investments	2,140,507	10,544,985	—

Totals by level	$184,426,434	$104,191,203	$1,187,794

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$417,004	$—

Totals by level	$—	$417,004	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

International Growth Fund 33

Statement of assets and liabilities 9/30/16

ASSETS

Investment in securities, at value, including $10,017,974 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $260,450,042)	$277,579,928
Affiliated issuers (identified cost $12,225,503) (Notes 1 and 5)	12,225,503

Cash	77,342

Foreign currency (cost $428,291) (Note 1)	432,018

Dividends, interest and other receivables	758,729

Receivable for shares of the fund sold	96,505

Receivable for investments sold	10,496,423

Unrealized appreciation on forward currency contracts (Note 1)	737,862

Prepaid assets	21,143

Total assets	302,425,453

LIABILITIES

Payable for investments purchased	10,383,095

Payable for shares of the fund repurchased	231,649

Payable for compensation of Manager (Note 2)	201,042

Payable for custodian fees (Note 2)	37,929

Payable for investor servicing fees (Note 2)	85,180

Payable for Trustee compensation and expenses (Note 2)	248,476

Payable for administrative services (Note 2)	1,090

Payable for distribution fees (Note 2)	165,467

Unrealized depreciation on forward currency contracts (Note 1)	320,858

Collateral on securities loaned, at value (Note 1)	10,314,996

Collateral on certain derivative contracts, at value (Note 1)	230,000

Other accrued expenses	319,306

Total liabilities	22,539,088

Net assets	$279,886,365

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$341,700,322

Undistributed net investment income (Note 1)	4,081,805

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(83,279,368)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	17,383,606

Total — Representing net assets applicable to capital shares outstanding	$279,886,365

(Continued on next page)

34 International Growth Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($242,646,131 divided by 13,088,092 shares)	$18.54

Offering price per class A share (100/94.25 of $18.54)*	$19.67

Net asset value and offering price per class B share ($4,169,150 divided by 250,200 shares)**	$16.66

Net asset value and offering price per class C share ($7,741,176 divided by 453,641 shares)**	$17.06

Net asset value and redemption price per class M share ($4,748,096 divided by 274,292 shares)	$17.31

Offering price per class M share (100/96.50 of $17.31)*	$17.94

Net asset value, offering price and redemption price per class R share
($707,646 divided by 38,980 shares)	$18.15

Net asset value, offering price and redemption price per class Y share
($19,874,166 divided by 1,060,999 shares)	$18.73

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Growth Fund 35

Statement of operations Year ended 9/30/16

INVESTMENT INCOME

Dividends (net of foreign taxes paid and refunded $510,949)	$5,955,238

Interest (including interest income of $17,389 from investments in affiliated issuers) (Note 5)	18,211

Securities lending (net of expenses) (Notes 1 and 5)	174,045

Total investment income	6,147,494

EXPENSES

Compensation of Manager (Note 2)	2,479,408

Investor servicing fees (Note 2)	604,979

Custodian fees (Note 2)	73,821

Trustee compensation and expenses (Note 2)	23,354

Distribution fees (Note 2)	789,599

Administrative services (Note 2)	8,286

Other	298,027

Fees waived and reimbursed by Manager (Note 2)	(4,105)

Total expenses	4,273,369

Expense reduction (Note 2)	(59,687)

Net expenses	4,213,682

Net investment income	1,933,812

Net realized loss on investments (net of foreign tax of $96,309) (Notes 1 and 3)	(15,021,546)

Net realized loss on swap contracts (Note 1)	(171,872)

Net realized gain on foreign currency transactions (Note 1)	1,141,804

Net realized gain on written options (Notes 1 and 3)	300,304

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	671,702

Net unrealized appreciation of investments (net of foreign tax of $162,119) during the year	20,246,124

Net gain on investments	7,166,516

Net increase in net assets resulting from operations	$9,100,328

The accompanying notes are an integral part of these financial statements.

36 International Growth Fund

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/16	Year ended 9/30/15

Operations:
Net investment income	$1,933,812	$1,549,222

Net realized gain (loss) on investments
and foreign currency transactions	(13,751,310)	8,279,461

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	20,917,826	(28,995,326)

Net increase (decrease) in net assets resulting
from operations	9,100,328	(19,166,643)

Decrease from capital share transactions (Note 4)	(29,774,891)	(32,048,435)

Total decrease in net assets	(20,674,563)	(51,215,078)

NET ASSETS

Beginning of year	300,560,928	351,776,006

End of year (including undistributed net investment income
of $4,081,805 and $102,141, respectively)	$279,886,365	$300,560,928

The accompanying notes are an integral part of these financial statements.

International Growth Fund 37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A
September 30, 2016	$17.93	.12	.49	.61	—	—	—	—	$18.54	3.40	$242,646	1.46[d]	.70[d]	146
September 30, 2015	19.05	.09	(1.21)	(1.12)	—	—	—	—	17.93	(5.88)	260,642	1.48	.49	88
September 30, 2014	18.00	.06	1.03	1.09	(.04)	(.04)	—	—	19.05	6.07	305,408	1.50	.32	110
September 30, 2013	15.03	.09	2.95	3.04	(.07)	(.07)	—[e]	—	18.00	20.30	307,077	1.53	.56	127
September 30, 2012	13.10	.09	2.30	2.39	(.50)	(.50)	—[e]	.04[f]	15.03	19.14	286,059	1.56	.60	108

Class B
September 30, 2016	$16.23	(.01)	.44	.43	—	—	—	—	$16.66	2.65	$4,169	2.21[d]	(.07)[d]	146
September 30, 2015	17.38	(.05)	(1.10)	(1.15)	—	—	—	—	16.23	(6.62)	4,990	2.23	(.28)	88
September 30, 2014	16.51	(.08)	.95	.87	—	—	—	—	17.38	5.27	6,593	2.25	(.47)	110
September 30, 2013	13.82	(.03)	2.72	2.69	—	—	—[e]	—	16.51	19.46	7,870	2.28	(.22)	127
September 30, 2012	12.04	(.02)	2.13	2.11	(.37)	(.37)	—[e]	.04[f]	13.82	18.24	8,854	2.31	(.19)	108

Class C
September 30, 2016	$16.62	(.01)	.45	.44	—	—	—	—	$17.06	2.65	$7,741	2.21[d]	(.05)[d]	146
September 30, 2015	17.80	(.04)	(1.14)	(1.18)	—	—	—	—	16.62	(6.63)	8,591	2.23	(.25)	88
September 30, 2014	16.91	(.08)	.97	.89	—	—	—	—	17.80	5.26	9,016	2.25	(.42)	110
September 30, 2013	14.16	(.03)	2.78	2.75	—	—	—[e]	—	16.91	19.42	8,626	2.28	(.19)	127
September 30, 2012	12.35	(.02)	2.18	2.16	(.39)	(.39)	—[e]	.04[f]	14.16	18.24	7,671	2.31	(.14)	108

Class M
September 30, 2016	$16.82	.03	.46	.49	—	—	—	—	$17.31	2.91	$4,748	1.96[d]	.19[d]	146
September 30, 2015	17.96	—[e]	(1.14)	(1.14)	—	—	—	—	16.82	(6.35)	5,270	1.98	(.01)	88
September 30, 2014	17.02	(.03)	.97	.94	—	—	—	—	17.96	5.52	5,944	2.00	(.18)	110
September 30, 2013	14.22	.01	2.79	2.80	—	—	—[e]	—	17.02	19.69	6,332	2.03	.06	127
September 30, 2012	12.40	.01	2.19	2.20	(.42)	(.42)	—[e]	.04[f]	14.22	18.56	5,840	2.06	.09	108

Class R
September 30, 2016	$17.60	.08	.47	.55	—	—	—	—	$18.15	3.13	$708	1.71[d]	.44[d]	146
September 30, 2015	18.74	.03	(1.17)	(1.14)	—	—	—	—	17.60	(6.08)	658	1.73	.16	88
September 30, 2014	17.72	.01	1.01	1.02	—[e]	—[e]	—	—	18.74	5.77	2,396	1.75	.06	110
September 30, 2013	14.80	.05	2.91	2.96	(.04)	(.04)	—[e]	—	17.72	20.00	2,389	1.78	.31	127
September 30, 2012	12.90	.05	2.28	2.33	(.47)	(.47)	—[e]	.04[f]	14.80	18.86	2,032	1.81	.38	108

Class Y
September 30, 2016	$18.07	.17	.49	.66	—	—	—	—	$18.73	3.65	$19,874	1.21[d]	.96[d]	146
September 30, 2015	19.15	.14	(1.22)	(1.08)	—	—	—	—	18.07	(5.64)	20,409	1.23	.75	88
September 30, 2014	18.09	.12	1.03	1.15	(.09)	(.09)	—	—	19.15	6.35	22,419	1.25	.59	110
September 30, 2013	15.11	.14	2.95	3.09	(.11)	(.11)	—[e]	—	18.09	20.55	19,298	1.28	.86	127
September 30, 2012	13.17	.08	2.37	2.45	(.55)	(.55)	—[e]	.04[f]	15.11	19.49	12,925	1.31	.54	108

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38 International Growth Fund	International Growth Fund 39

Financial highlights (Continued)

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Canadian Imperial Holdings, Inc. and CIBC World Markets Corp., which amounted to $0.04 per share outstanding on November 29, 2011.

The accompanying notes are an integral part of these financial statements.

40 International Growth Fund

Notes to financial statements 9/30/16

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2015 through September 30, 2016.

Putnam International Growth Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term capital appreciation. The fund invests mainly in common stocks of companies of any size in established and emerging markets outside the United States. The fund invests mainly in growth stocks, which are issued by companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. The fund may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M (effective November 1, 2015), class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees.

International Growth Fund 41

If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

42 International Growth Fund

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to a basket of securities.

International Growth Fund 43

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $123,288 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $34,981 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $10,314,996 and the value of securities loaned amounted to $10,017,974.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to

44 International Growth Fund

September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2016, the fund had a capital loss carryover of $81,599,854 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$9,346,362	$7,839,996	$17,186,358	*

8,798,377	N/A	8,798,377	September 30, 2017

55,615,119	N/A	55,615,119	September 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from foreign taxes paid on capital gains, from realized gains and losses on passive foreign investment companies, from unrealized gains and losses on passive foreign investment companies, from income on swap contracts, and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $2,045,852 to increase undistributed net investment income, $568,273 to increase paid-in capital and $2,614,125 to increase accumulated net realized loss.

International Growth Fund 45

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$30,779,936
Unrealized depreciation	(15,329,567)

Net unrealized appreciation	15,450,369
Undistributed ordinary income	4,466,720
Capital loss carryforward	(81,599,854)
Cost for federal income tax purposes	$274,355,062

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

1.080%	of the first $5 billion,	0.880%	of the next $50 billion,

1.030%	of the next $5 billion,	0.860%	of the next $50 billion,

0.980%	of the next $10 billion,	0.850%	of the next $100 billion and

0.930%	of the next $10 billion,	0.845%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Growth Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.21%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.924% of the fund’s average net assets before a decrease of $174,835 (0.061% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through January 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

46 International Growth Fund

Putnam Management may from time to time voluntarily undertake to waive fees and/or reimburse certain fund expenses. Any such waiver or reimbursement would be voluntary and may be modified or discontinued by Putnam Management at any time without notice. For the reporting period, Putnam Management voluntarily waived $4,105.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$524,566	Class R	1,403

Class B	9,508	Class Y	42,031

Class C	17,189	Total	$604,979

Class M	10,282

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $395 under the expense offset arrangements and by $59,292 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $204, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

International Growth Fund 47

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$622,726	Class M	36,642

Class B	45,225	Class R	3,324

Class C	81,682	Total	$789,599

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $16,626 and $400 from the sale of class A and class M shares, respectively, and received $2,825 and $365 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% (no longer applicable effective November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $121 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$410,378,376	$435,594,342

U.S. government securities (Long-term)	—	—

Total	$410,378,376	$435,594,342

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

48 International Growth Fund

Written option transactions during the reporting period are summarized as follows:

		Written option	Written option
		contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	GBP	—	$—

Options opened	GBP	3,344	300,304
Options exercised	GBP	—	—
Options expired	GBP	(3,344)	(300,304)
Options closed	GBP	—	—

Written options outstanding at the
end of the reporting period	GBP	—	$—

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/16		Year ended 9/30/15

Class A	Shares	Amount	Shares	Amount

Shares sold	422,576	$7,564,566	772,917	$14,636,537

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	422,576	7,564,566	772,917	14,636,537

Shares repurchased	(1,874,701)	(33,496,101)	(2,268,332)	(43,035,259)

Net decrease	(1,452,125)	$(25,931,535)	(1,495,415)	$(28,398,722)

	Year ended 9/30/16		Year ended 9/30/15

Class B	Shares	Amount	Shares	Amount

Shares sold	36,045	$581,079	36,631	$638,003

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	36,045	581,079	36,631	638,003

Shares repurchased	(93,261)	(1,488,553)	(108,646)	(1,878,803)

Net decrease	(57,216)	$(907,474)	(72,015)	$(1,240,800)

	Year ended 9/30/16		Year ended 9/30/15

Class C	Shares	Amount	Shares	Amount

Shares sold	44,341	$721,912	79,532	$1,423,043

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	44,341	721,912	79,532	1,423,043

Shares repurchased	(107,496)	(1,772,886)	(69,336)	(1,216,906)

Net increase (decrease)	(63,155)	$(1,050,974)	10,196	$206,137

International Growth Fund 49

	Year ended 9/30/16		Year ended 9/30/15

Class M	Shares	Amount	Shares	Amount

Shares sold	7,245	$121,085	9,127	$165,182

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	7,245	121,085	9,127	165,182

Shares repurchased	(46,246)	(779,684)	(26,748)	(478,902)

Net decrease	(39,001)	$(658,599)	(17,621)	$(313,720)

	Year ended 9/30/16		Year ended 9/30/15

Class R	Shares	Amount	Shares	Amount

Shares sold	13,499	$235,968	32,749	$614,737

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	13,499	235,968	32,749	614,737

Shares repurchased	(11,935)	(204,734)	(123,162)	(2,257,877)

Net increase (decrease)	1,564	$31,234	(90,413)	$(1,643,140)

	Year ended 9/30/16		Year ended 9/30/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	153,171	$2,759,001	269,850	$5,214,046

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	153,171	2,759,001	269,850	5,214,046

Shares repurchased	(221,919)	(4,016,544)	(310,936)	(5,872,236)

Net decrease	(68,748)	$(1,257,543)	(41,086)	$(658,190)

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Cash Collateral Pool, LLC and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Cash Collateral
Pool, LLC*	$9,303,232	$45,664,966	$44,653,202	$34,691	$10,314,996

Putnam Short Term
Investment Fund**	6,973,787	101,094,183	106,157,463	17,389	1,910,507

Totals	$16,277,019	$146,759,149	$150,810,665	$52,080	$12,225,503

* No management fees are charged to Putnam Cash Collateral Pool, LLC (see Note 1).

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

50 International Growth Fund

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased equity option contracts (contract amount)	$1,000

Written equity option contracts (contract amount) (Note 3)	$1,000

Forward currency contracts (contract amount)	$108,800,000

OTC total return swap contracts (notional)	$—*

Warrants (number of warrants)	560,000

* For the reporting period there were no holdings at the end of each fiscal quarter and the transactions were considered minimal.

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$737,862	Payables	$320,858

Equity contracts	Investments	1,710,513	Payables	—

Total		$2,448,375		$320,858

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Warrants	Options	contracts	Swaps	Total

Foreign exchange
contracts	$—	$—	$1,092,029	$—	$1,092,029

Equity contracts	31,891	(142,209)	—	(171,872)	$(282,190)

Total	$31,891	$(142,209)	$1,092,029	$(171,872)	$809,839

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Warrants	contracts	Total

Foreign exchange contracts	$—	$656,715	$656,715

Equity contracts	624,661	—	$624,661

Total	$624,661	$656,715	$1,281,376

International Growth Fund 51

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Forward currency contracts#	$38,003	$27,923	$239,647	$52,441	$118,833	$5,397	$95,973	$98,007	$39,336	$22,302	$737,862

Total Assets	$38,003	$27,923	$239,647	$52,441	$118,833	$5,397	$95,973	$98,007	$39,336	$22,302	$737,862

Liabilities:

Forward currency contracts#	51,372	9,470	106,271	—	3,124	27,009	82,750	29,203	11,659	—	320,858

Total Liabilities	$51,372	$9,470	$106,271	$—	$3,124	$27,009	$82,750	$29,203	$11,659	$—	$320,858

Total Financial and Derivative Net Assets	$(13,369)	$18,453	$133,376	$52,441	$115,709	$(21,612)	$13,223	$68,804	$27,677	$22,302	$417,004

Total collateral received (pledged)†##	$—	$—	$130,000	$—	$115,709	$—	$—	$68,804	$—	$—

Net amount	$(13,369)	$18,453	$3,376	$52,441	$—	$(21,612)	$13,223	$—	$27,677	$22,302

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

52 International Growth Fund	International Growth Fund 53

Federal tax information (Unaudited)

For the reporting period, total interest and dividend income from foreign countries were $6,141,422, or $0.40 per share (for all classes of shares). Taxes paid to foreign countries were $630,875, or $0.04 per share (for all classes of shares).

The fund designated 5.01% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100.00%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

The Form 1099 that will be mailed to you in January 2017 will show the tax status of all distributions paid to your account in calendar 2016.

54 International Growth Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

International Growth Fund 55

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens

Born 1942, Trustee from 1997 to 2008 and since 2009

Principal occupations during past five years: Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest products, and timberland assets company, in December 2008. Prior to 2010, Director of Boise Inc., a manufacturer of paper and packaging products.

Other directorships: Prior to April 2014, served as Director of TransCanada Pipelines Ltd., an energy infrastructure company

Interested Trustee

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2016, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

56 International Growth Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
James F. Clark (Born 1974)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2016	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments	Vice President and BSA Compliance Officer
and Putnam Management	Since 2002
Director of Operational Compliance,
Michael J. Higgins (Born 1976)	Putnam Investments and Putnam
Vice President, Treasurer, and Clerk	Retail Management
Since 2010
Nancy E. Florek (Born 1957)
Vice President, Director of Proxy Voting
and Corporate Governance, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

International Growth Fund 57

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund**
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
and Pennsylvania.

58 International Growth Fund

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

** You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

International Growth Fund 59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60 International Growth Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisors	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Accounting Officer,
The Putnam Advisory	George Putnam, III	and Assistant Treasurer
Company, LLC	Robert L. Reynolds
One Post Office Square	W. Thomas Stephens	Susan G. Malloy
Boston, MA 02109		Vice President and
	Officers	Assistant Treasurer
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	James P. Pappas
One Post Office Square		Vice President
Boston, MA 02109	Jonathan S. Horwitz
	Executive Vice President,	Mark C. Trenchard
Custodian	Principal Executive Officer, and	Vice President and
State Street Bank	Compliance Liaison	BSA Compliance Officer
and Trust Company
	Steven D. Krichmar	Nancy E. Florek
Legal Counsel	Vice President and	Vice President, Director of
Ropes & Gray LLP	Principal Financial Officer	Proxy Voting and Corporate
Governance, Assistant Clerk,
Independent Registered	Robert T. Burns	and Associate Treasurer
Public Accounting Firm	Vice President and
PricewaterhouseCoopers LLP	Chief Legal Officer

This report is for the information of shareholders of Putnam International Growth Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

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Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2016	$82,144	$ —	$19,903	$ —
September 30, 2015	$79,669	$ —	$30,587	$ —

For the fiscal years ended September 30, 2016 and September 30, 2015, the fund's independent auditor billed aggregate non-audit fees in the amounts of $579,656 and $710,263 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2016	$ —	$559,753	$ —	$ —

September 30, 2015	$ —	$679,676	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2016

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2016